UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2018

Date of Report (Date of earliest event reported)

Friendable, Inc.

(Exact name of registrant as specified in its charter

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1821 S Bascom Ave., Suite 353, Campbell, California 95008

(Address of principal executive offices) (Zip Code)

(855) 473-7473

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Friendable, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Friendable, Inc. (“Friendable” or the “Company”) from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company’s management believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Company’s pro forma financial statements and the related notes filed with this Form 8-K.

Item 1.01 Cancellation Material Definitive Agreement.

Share Exchange Agreement

On June 27, 2018, Friendable, Inc., a corporation organized under the laws of Nevada (the “Acquiror” or “Company”), shareholders of the Acquiror (the “Acquiror Principal Shareholders”), and Sharps Technology, Inc., a corporation organized under the laws of Wyoming (the “Acquiree”) entered into a Share Exchange Agreement (the “Agreement”) pursuant to which each person who is a shareholder of the Acquiree (the “Acquiree Shareholders”) (who are the holders of all of the issued and outstanding shares of common stock of the Acquiree (the “Acquiree Interests”)) had agreed to transfer to the Acquiror, and the Acquiror had agreed to acquire from the Acquiree Shareholders, all of the Acquiree Interests, in exchange for the issuance of 17,000,000 shares of Acquiror’s common stock to the Acquiree Shareholders (the “Acquiror Shares”). On September 10, 2018, the Acquiree delivered a letter to the Acquiror cancelling the merger contemplated in the June 27, 2018 merger, citing “complexity, spin off of assets, recent events, and other requirements”.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit Number	Description
10.1	Letter from Sharps Technology, Inc dated September 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Friendable, Inc.

Date: October 17, 2018	By:	/s/ Robert Rositano
Robert Rositano
CEO

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